Fees Summary	Sep. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,211,621.31
Previously Paid Amount	732.87
Total Fee Amount	898.26
Total Offset Amount	0.00
Net Fee	$ 165.39